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Exhibit 22.2

9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com
Security Class CLASS A Holder Account Number

Form of Proxy — Special Meeting to be held on Tuesday, August 28, 2007

This Form of Proxy is solicited by and on behalf of Management of Magna International Inc. (the "Corporation")

Notes to Proxy:

1.
Every shareholder has the right to appoint some other person of their choice, who need not be a shareholder, to attend and act on their behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.
If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this Proxy with signing capacity stated.

3.
This Proxy should be signed in the exact manner as the shareholder's name appears on the Proxy.

4.
If this Proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the shareholder.

5.
The securities represented by this Proxy will be voted as directed by the shareholder, however, if such a direction is not made in respect of any matter, this Proxy will be voted FOR the approval of the special resolution authorizing the Arrangement.

6.
The securities represented by this Proxy will be voted in accordance with the instructions of the shareholder, on any ballot that may be called for and, if the shareholder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.
This Proxy confers discretionary authority in respect of amendments or variations to the matters identified in the Notice of Meeting and in respect of all other business or matters that may properly come before the Meeting or any adjournments or postponements thereof.

8.
Please refer to the accompanying Management Information Circular/Proxy Statement for further information regarding completion of this Proxy and other information pertaining to the Meeting.

Proxies submitted must be received by 5:00 p.m. (Toronto Time) on Friday, August 24, 2007.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

•	Call the number listed BELOW from a touch tone telephone.	•	Go to the following web site: www.investorvote.com	•	Complete, sign and date the reverse hereof.	•	Complete, sign and date the reverse hereof.
	1-866-732-VOTE (8683) Toll Free			•	Return this Proxy in the envelope provided	•	Fax to 1-866-249-7775 for within Canada and 416-263-9524 for outside of Canada.

Voting by mail may be the only method for holdings held in the name of a corporation or holdings being voted on behalf of another individual.

Voting by mail, Internet or fax are the only methods by which a holder may appoint a person as proxyholder other than the Management appointees named on the reverse of this Proxy.

Instead of mailing this Proxy, you may choose ONE of the three other voting methods outlined above to vote this Proxy.

If you vote by Telephone or the Internet, DO NOT mail back this proxy.

To vote by Telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER	HOLDER ACCOUNT NUMBER	ACCESS NUMBER

Appointment of Proxyholder

This Proxy is solicited by and on behalf of Management of the Corporation.
The undersigned shareholder of the Corporation hereby appoints Michael D. Harris, or failing him J. Brian Colburn, or failing him Louis Tonelli, or instead of any of them the undersigned wishes to appoint (insert name in box to the right), as the proxyholder of the undersigned, with full power of substitution to attend at, and to act and vote on behalf of the undersigned in respect of all matters that may come before the Special Meeting of the Shareholders of the Corporation to be held at the Design Exchange, Toronto, Ontario, Canada on Tuesday, August 28, 2007 at 9:30 a.m. (Toronto time), and any and all adjournments or postponements thereof.
1. Arrangement Resolution

The special resolution approving the plan of arrangement (the "Arrangement") under section 182 of the Business Corporations Act (Ontario) involving the Corporation, Open Joint Stock Company Russian Machines, the Stronach Trust, holding companies of certain members of Magna's executive management, and certain other parties as disclosed in the Circular, the full text of which is set forth in Appendix A to the Circular.	Vote FOR	☐	Vote AGAINST	☐

Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any Proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR the approval of the special resolution authorizing the Arrangement.

Signature(s)
Date

9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com
Security Class CLASS B Holder Account Number

Form of Proxy — Special Meeting to be held on Tuesday, August 28, 2007

This Form of Proxy is solicited by and on behalf of Management of Magna International Inc. (the "Corporation")

Notes to Proxy:

1.
Every shareholder has the right to appoint some other person of their choice, who need not be a shareholder, to attend and act on their behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.
If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this Proxy with signing capacity stated.

3.
This Proxy should be signed in the exact manner as the shareholder's name appears on the Proxy.

4.
f this Proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the shareholder.

5.
The securities represented by this Proxy will be voted as directed by the shareholder, however, if such a direction is not made in respect of any matter, this Proxy will be voted FOR the approval of the special resolution authorizing the Arrangement and FOR the approval of the special resolution authorizing the Class B Share Acquisition.

6.
The securities represented by this Proxy will be voted in accordance with the instructions of the shareholder, on any ballot that may be called for and, if the shareholder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.
This Proxy confers discretionary authority in respect of amendments or variations to the matters identified in the Notice of Meeting and in respect of all other business or matters that may properly come before the Meeting or any adjournments or postponements thereof.

8.
Please refer to the accompanying Management Information Circular/Proxy Statement for further information regarding completion of this Proxy and other information pertaining to the Meeting.

Proxies submitted must be received by 5:00 p.m. (Toronto Time) on Friday, August 24, 2007.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

•	Call the number listed BELOW from a touch tone telephone.	•	Go to the following web site: www.investorvote.com	•	Complete, sign and date the reverse hereof.	•	Complete, sign and date the reverse hereof.
	1-866-732-VOTE (8683) Toll Free			•	Return this Proxy in the envelope provided	•	Fax to 1-866-249-7775 for within Canada and 416-263-9524 for outside of Canada.

Voting by mail may be the only method for holdings held in the name of a corporation or holdings being voted on behalf of another individual.

Voting by mail, Internet or fax are the only methods by which a holder may appoint a person as proxyholder other than the Management appointees named on the reverse of this Proxy.

Instead of mailing this Proxy, you may choose ONE of the three other voting methods outlined above to vote this Proxy.

If you vote by Telephone or the Internet, DO NOT mail back this proxy.

To vote by Telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER	HOLDER ACCOUNT NUMBER	ACCESS NUMBER

Appointment of Proxyholder

This Proxy is solicited by and on behalf of Management of the Corporation.
The undersigned shareholder of the Corporation hereby appoints Michael D. Harris, or failing him J. Brian Colburn, or failing him Louis Tonelli, or instead of any of them the undersigned wishes to appoint (insert name in box to the right), as the proxyholder of the undersigned, with full power of substitution to attend at, and to act and vote on behalf of the undersigned in respect of all matters that may come before the Special Meeting of the Shareholders of the Corporation to be held at the Design Exchange, Toronto, Ontario, Canada on Tuesday, August 28, 2007 at 9:30 a.m. (Toronto time), and any and all adjournments or postponements thereof.

1. Arrangement Resolution

The special resolution approving the plan of arrangement (the "Arrangement") under section 182 of the Business Corporations Act (Ontario) involving the Corporation, Open Joint Stock Company Russian Machines, the Stronach Trust, holding companies of certain members of Magna's executive management, and certain other parties as disclosed in the Circular, the full text of which is set forth in Appendix A to the Circular.	Vote FOR	☐	Vote AGAINST	☐
2. Class B Share Acquisition

The acquisition by the Corporation for cancellation of all the issued and outstanding Class B Shares (other than those indirectly owned by the Stronach Trust) in exchange for Cdn.$114.00 in cash per Class B Share (the "Class B Share Acquisition"), as more particularly described in sections 3.1(x) and (y) of the Plan of Arrangement, the full text of which is set forth in Appendix C to the accompanying Management Information Circular/Proxy Statement.	Vote FOR	☐	Vote AGAINST	☐

Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any Proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR the approval of the special resolution authorizing the Arrangement and FOR the approval of the special resolution authorizing the Class B Share Acquisition.

Signature(s)
Date

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  Exhibit 22.2